UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-07702_

 Value Line Asset Allocation Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: March 31, 2011

Date of reporting period: September 30, 2010

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 9/30/10 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC 220 East 42nd Street New York, NY 10017-5891	S E M I - A N N U A L R E P O R T
S e p t e m b e r 3 0 , 2 0 1 0

DISTRIBUTOR	EULAV Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
	P.O. Box 219729	Value Line Asset Allocation Fund, Inc.
Kansas City, MO 64121-9729

INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272

DIRECTORS	Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort

OFFICERS	Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00075243

Value Line Asset Allocation Fund, Inc.

To Our Value Line Asset

To Our Shareholders (unaudited):

Enclosed is your semi-annual report for the six months ended September 30, 2010. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

The Value Line Asset Allocation Fund earned a total return of 3.45% for the six-month period. That compared to a negative total return of -1.42% for the Standard & Poor’s 500 Index(1) in the same period, and a total return of 7.52% for the Barclays Government/Credit Bond Index(2). Your Fund benefited in particular from its positioning in the technology services sector, holding computer software stocks such as Salesforce.com while avoiding Microsoft. Also a plus was the Fund’s continued underweighting in the finance sector, avoiding bank issues such as Bank of America and Wells Fargo.

Since the Fund’s inception 17 years ago, it has achieved an average annual total return of 9.15%, through September 30, 2010. It’s noteworthy that this has been accomplished even while holding a significant portion of assets in bonds and cash, thus limiting the risk exposure of our shareholders. Morningstar(3), the mutual fund advisory service, gives the Fund an overall rank of four stars as of September 30, based on its Return rating of Above Average and its Risk rating of Low compared to category peers. Stephen Grant has been lead manager of the Fund since inception.

Key to the Fund’s long-term success is our disciplined investment strategy. We invest only in stocks showing strong earnings momentum and stock price momentum, relative to other stocks. When that momentum lags, we are quick to sell, replacing the issue with one showing superior momentum. This is truly a portfolio of growth stocks, representing companies that have demonstrated an ability to increase their earnings and stock price steadily over time.

The resulting high quality of the portfolio’s holdings is one more way that we limit the risk exposure of our shareholders.

Yet another way we reduce risk is through wide diversification. The Fund currently holds about 130 stocks across many different industries. We typically invest about 1/4 of 1% of assets in any new holding. A wide variety of company sizes is represented in the portfolio, too. Large-capitalization stocks make up about 40% of the stock investments; mid-cap, 50%; and small-cap, 10%. As for bondholdings, the Fund’s mandate is to invest only in higher-quality issues. The portfolio currently holds a variety of Treasury, agency and corporate bonds, primarily of short to intermediate maturities.

As of September 30, 2010, the Fund’s allocation was about 68% in stocks, 20% in bonds, and 12% in cash equivalents. Asset allocation of the Fund is primarily determined by Value Line’s proprietary stock market and bond market models, which monitor a variety of economic and financial variables.

Thank you for your continued confidence in us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Stephen E. Grant
Stephen E. Grant, Portfolio Manager

October 29, 2010

(1)
The S&P 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, so it is not possible to directly  invest in this Index.

(2)
The Barclays Government/Credit Bond Index consists of government, investment-grade and mortgage-backed bonds and is representative of the broad bond market. This is an unmanaged index and does not reflect charges, expenses or taxes, so it is not possible to directly invest in this Index.

(3)	For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. Morningstar rated the Value Line Asset Allocation Fund among 156, 156, 123 and 38 Aggressive Allocation funds and received 4 stars for the overall rating and the 3-, 5-, and 10-year periods (as applicable) ending 9/30/2010, respectively. Past performance is no guarantee of future results.

Value Line Asset Allocation Fund, Inc.

Allocation Fund Shareholders

Economic Observations (unaudited)

The business expansion’s underpinnings are stabilizing as we proceed through the latter weeks of 2010, with the U.S. gross domestic product, which increased by 2.0% in the third quarter, likely to advance by a somewhat more impressive, but still rather restrained, 2.5% in the current period. On balance, we expect the modest economic up cycle to remain in place in the coming year, with the odds of a double-dip recession having receded somewhat recently. Here is a look at where we stand:

Economic Growth: We expect such growth to increase at about 2.5% in the final quarter of 2010, and then remain on that modest plateau in 2011. For now, we expect lackluster job creation trends and a listless housing market to be generally countered by improving manufacturing and non-manufacturing activity and selective gains at the retail counter. This combination should help keep the nation’s economy moving forward, if unevenly, in 2011 and through the middle years of this decade.

Inflation: Pricing pressures are negligible, overall. True, quotations for oil, gold, silver, and a range of industrial commodities have been on the rise in recent months, but wage inflation is low and doesn’t figure to increase in the absence of a much lower jobless rate. We expect relatively tame inflation to persist for another year or two--at least. Meanwhile, we think the threat of deflation, or falling prices, will remain for some time, but here, as is the case with a possible double-dip recession, we sense that the odds of such an unwanted development are declining.

Interest Rates: The Federal Reserve probably will keep short-term interest rates at current historically low levels until 2012. The central bank, which is worried both about achieving sustainable economic growth and stable pricing, recently has put into place a stepped-up monetary stimulus program in which it will buy greater amounts of Treasury issues in an attempt to drive up prices and drive down yields. The rationale is to lower debt levels to a point where it becomes attractive for consumers to boost their borrowings--and thus increase their spending. It is a risky and untried undertaking.

Corporate Profits: Earnings rose strongly over the first three quarters of 2010, boosted by better cost management and selective revenue growth. However, such gains may now moderate going forward, unless our current economic growth assumptions prove conservative.

Value Line Asset Allocation Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 through September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/10	Ending account value 9/30/10	Expenses paid during period 4/1/10 thru 9/30/10*
Actual	$1,000.00	$1,034.50	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.17

*
Expenses are equal to the Fund’s annualized expense ratio of 1.22% multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights. The annualized expense ratio would have been 1.34% gross of nonrecurring legal fee reimbursement.

Value Line Asset Allocation Fund, Inc.

Portfolio Highlights at September 30, 2010 (unaudited)

Ten Largest Holdings

	Shares/Principal		Percentage of
Issue	Amount	Value	Net Assets
Verizon Communications, Inc., 8.75%, 11/01/18	$1,000,000	$1,360,721	2.4%
Express Scripts, Inc.	24,800	$1,207,760	2.1%
Pfizer, Inc., 5.35%, 03/15/15	$1,000,000	$1,153,744	2.0%
Federal National Mortgage Association, 5.00%, 11/01/34	$1,079,286	$1,143,602	2.0%
BellSouth Corp., 5.20%, 09/15/14	$1,000,000	$1,124,543	2.0%
EI du Pont de Nemours & Co., 3.25%, 01/15/15	$1,000,000	$1,069,657	1.9%
Federal Home Loan Banks, 1.38%, 05/16/11	$1,000,000	$1,006,676	1.8%
U.S. Treasury Notes, 1.13%, 06/30/11	$1,000,000	$1,006,562	1.8%
Federal Home Loan Mortgage Corp., 4.50%, 10/15/27	$863,025	$928,225	1.6%
Federal Home Loan Mortgage Corp., 4.50%, 06/15/23	$846,543	$877,262	1.5%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities

Value Line Asset Allocation Fund, Inc.

Schedule of Investments (unaudited)	September 30, 2010

Shares		Value
COMMON STOCKS (68.0%)

	CONSUMER DISCRETIONARY (11.1%)
10,000	Aeropostale, Inc. *	$232,500
2,200	AutoZone, Inc. *	503,602
3,600	BorgWarner, Inc. *	189,432
6,500	Buckle, Inc. (The)	172,510
1,000	Chipotle Mexican Grill, Inc. Class A *	172,000
2,300	Coinstar, Inc. *	98,877
3,600	Deckers Outdoor Corp. *	179,856
4,000	Gildan Activewear, Inc. *	112,360
12,800	Guess?, Inc.	520,064
4,200	hhgregg, Inc. *	103,992
3,000	Jo-Ann Stores, Inc. *	133,650
6,000	Johnson Controls, Inc.	183,000
14,000	LKQ Corp. *	291,200
3,600	Monro Muffler Brake, Inc.	165,996
4,000	O’Reilly Automotive, Inc. *	212,800
9,000	Phillips-Van Heusen Corp.	541,440
1,500	Priceline.com, Inc. *	522,510
4,000	Shaw Communications, Inc. Class B	88,040
1,600	Strayer Education, Inc.	279,200
4,000	Tim Hortons, Inc.	145,640
9,000	TJX Companies, Inc. (The)	401,670
4,000	Tractor Supply Co.	158,640
5,000	TRW Automotive Holdings Corp. *	207,800
5,000	Ulta Salon, Cosmetics & Fragrance, Inc. *	146,000
3,400	Warnaco Group, Inc. (The) *	173,842
9,400	Yum! Brands, Inc.	432,964
		6,369,585

	CONSUMER STAPLES (3.4%)
2,300	British American Tobacco PLC ADR	171,833
6,400	Church & Dwight Co., Inc.	415,616
3,400	Corn Products International, Inc.	127,500
12,000	Cosan Ltd. Class A	139,080
2,000	Energizer Holdings, Inc. *	134,460
10,300	Flowers Foods, Inc.	255,852
4,500	Green Mountain Coffee Roasters, Inc. *	140,355

Shares		Value
7,200	Hormel Foods Corp.	$321,120
3,000	TreeHouse Foods, Inc. *	138,300
3,300	Whole Foods Market, Inc. *	122,463
		1,966,579

	ENERGY (2.1%)
3,000	Concho Resources, Inc. *	198,510
2,700	FMC Technologies, Inc. *	184,383
2,800	SM Energy Co.	104,888
17,000	Southwestern Energy Co. *	568,480
5,000	World Fuel Services Corp.	130,050
		1,186,311

	FINANCIALS (6.1%)
4,000	Affiliated Managers Group, Inc. *	312,040
6,300	AFLAC, Inc.	325,773
3,900	Arch Capital Group Ltd. *	326,820
5,500	Bank of Nova Scotia	293,150
3,300	BlackRock, Inc.	561,825
6,700	DuPont Fabros Technology, Inc.	168,505
9,700	Eaton Vance Corp.	281,688
2,600	Franklin Resources, Inc.	277,940
1,700	Goldman Sachs Group, Inc. (The)	245,786
4,000	MSCI, Inc. Class A *	132,840
1,800	Portfolio Recovery Associates, Inc. *	116,370
3,000	Saul Centers, Inc.	125,850
6,800	T. Rowe Price Group, Inc.	340,442
		3,509,029

	HEALTH CARE (11.3%)
3,500	Acorda Therapeutics, Inc. *	115,570
9,000	Alexion Pharmaceuticals, Inc. *	579,240
2,800	Allergan, Inc.	186,284
6,200	Bio-Reference Laboratories, Inc. *	129,332
3,000	Cerner Corp. *	251,970
6,000	Edwards Lifesciences Corp. *	402,300
3,000	Emergency Medical Services Corp. Class A *	159,750
24,800	Express Scripts, Inc. *	1,207,760
4,600	Fresenius Medical Care AG & Co. KGaA ADR	284,004
5,700	Henry Schein, Inc. *	333,906

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

September 30, 2010

Shares		Value
2,300	Hospira, Inc. *	$131,123
7,000	IDEXX Laboratories, Inc. *	432,040
1,000	Intuitive Surgical, Inc. *	283,740
8,000	MAKO Surgical Corp. *	76,640
2,800	MWI Veterinary Supply, Inc. *	161,616
6,750	Neogen Corp. *	228,488
2,000	Novo Nordisk A/S ADR	196,880
12,000	Owens & Minor, Inc.	341,520
3,600	ResMed, Inc. *	118,116
3,600	SXC Health Solutions Corp. *	131,292
6,000	Teva Pharmaceutical Industries Ltd. ADR	316,500
5,400	Volcano Corp. *	140,292
7,000	Warner Chilcott PLC Class A	157,080
2,300	West Pharmaceutical Services, Inc.	78,913
		6,444,356

	INDUSTRIALS (14.4%)
6,600	Acuity Brands, Inc.	291,984
7,500	AMETEK, Inc.	358,275
7,000	Bucyrus International, Inc.	485,450
3,000	C.H. Robinson Worldwide, Inc.	209,760
6,400	Canadian National Railway Co.	409,728
3,300	CLARCOR, Inc.	127,479
3,600	Copart, Inc. *	118,692
5,400	Danaher Corp.	219,294
4,000	DigitalGlobe, Inc. *	121,600
3,000	Donaldson Co., Inc.	141,390
5,000	EnerSys *	124,850
5,300	Esterline Technologies Corp. *	303,319
3,500	Flowserve Corp.	382,970
3,300	Hunt (J.B.) Transport Services, Inc.	114,510
5,000	ITT Corp.	234,150
11,400	Kansas City Southern *	426,474
4,400	Kirby Corp. *	176,264
3,500	L-3 Communications Holdings, Inc.	252,945
7,000	Lennox International, Inc.	291,830
6,200	Polypore International, Inc. *	186,992
15,000	Republic Services, Inc.	457,350
6,000	Rollins, Inc.	140,280
4,600	Roper Industries, Inc.	299,828

Shares		Value
8,600	Stericycle, Inc. *	$597,528
3,000	Toro Co. (The)	168,690
2,500	TransDigm Group, Inc.	155,125
5,000	United Technologies Corp.	356,150
3,000	URS Corp. *	113,940
3,200	W.W. Grainger, Inc.	381,152
10,500	Waste Connections, Inc. *	416,430
5,600	Woodward Governor Co.	181,552
		8,245,981

	INFORMATION TECHNOLOGY (11.0%)
3,000	Accenture PLC Class A	127,470
5,000	Acme Packet, Inc. *	189,700
10,000	Amphenol Corp. Class A	489,800
15,000	ANSYS, Inc. *	633,750
600	Apple, Inc. *	170,250
10,000	Aruba Networks, Inc. *	213,400
9,000	Atheros Communications, Inc. *	237,150
4,700	Cavium Networks, Inc. *	135,172
4,000	Check Point Software Technologies Ltd. *	147,720
4,000	Cognizant Technology Solutions Corp. Class A *	257,880
3,000	Coherent, Inc. *	120,030
8,000	Concur Technologies, Inc. *	395,520
3,400	DG Fastchannel, Inc. *	73,950
2,500	Dolby Laboratories, Inc. Class A *	142,025
2,500	Equinix, Inc. *	255,875
4,000	iGate Corp.	72,560
6,500	Informatica Corp. *	249,665
8,000	Isilon Systems, Inc. *	178,240
2,000	MercadoLibre, Inc. *	144,360
3,000	Rovi Corp. *	151,230
4,600	Rubicon Technology, Inc.*	104,374
4,500	Salesforce.com, Inc. *	503,100
4,000	Solera Holdings, Inc.	176,640
5,400	SuccessFactors, Inc. *	135,594
5,000	Teradata Corp. *	192,800
9,000	TIBCO Software, Inc. *	159,660
6,000	VeriFone Holdings, Inc. *	186,420
3,000	VistaPrint NV *	115,950
2,100	VMware, Inc. Class A *	178,374
2,600	WebMD Health Corp. *	129,662
		6,268,321

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Schedule of Investments (unaudited)

Shares		Value
	MATERIALS (6.4%)
4,000	Air Products & Chemicals, Inc.	$331,280
7,000	AptarGroup, Inc.	319,690
5,200	Balchem Corp.	160,472
7,000	Celanese Corp. Series A	224,700
6,000	Crown Holdings, Inc. *	171,960
4,400	Hawkins, Inc.	155,848
4,400	Lubrizol Corp. (The)	466,268
2,000	NewMarket Corp.	227,360
5,400	Praxair, Inc.	487,404
6,000	Rockwood Holdings, Inc. *	188,820
2,000	Schweitzer-Mauduit International, Inc.	116,620
3,100	Scotts Miracle-Gro Co. (The) Class A	160,363
8,400	Sigma-Aldrich Corp.	507,192
4,000	Valspar Corp. (The)	127,400
		3,645,377

	TELECOMMUNICATION SERVICES (1.2%)
12,000	SBA Communications Corp. Class A *	483,600
3,000	Telefonica S.A. ADR	222,450
		706,050

	UTILITIES (1.0%)
3,000	ITC Holdings Corp.	186,750
3,000	Questar Corp.	52,590
2,600	South Jersey Industries, Inc.	128,622
3,000	Wisconsin Energy Corp.	173,400
		541,362
	TOTAL COMMON STOCKS (Cost $27,496,136) (68.0%)	38,882,951

Principal
Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (9.0%)
$1,000,000	Federal Home Loan Banks, 1.38%, 5/16/11	$1,006,676
846,543	Federal Home Loan Mortgage Corp., 4.50%, 6/15/23	877,262
863,025	Federal Home Loan Mortgage Corp., 4.50%, 10/15/27	928,225
355,477	Federal Home Loan Mortgage Corp., Gold PC Pool# J03316, 5.00%, 9/1/21	377,853
1,079,286	Federal National Mortgage Association, 5.00%, 11/1/34	1,143,602
772,422	Government National Mortgage Association, 5.50%, 1/15/36	832,967

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $4,932,806) (9.0%)	5,166,585

CORPORATE BONDS & NOTES (8.2%)
	BASIC MATERIALS (1.9%)
1,000,000	EI du Pont de Nemours & Co., 3.25%, 1/15/15	1,069,657

	COMMUNICATIONS (4.3%)
1,000,000	BellSouth Corp., 5.20%, 9/15/14	1,124,543
1,000,000	Verizon Communications, Inc., 8.75%, 11/1/18	1,360,721
		2,485,264
	CONSUMER, NON-CYCLICAL (2.0%)
1,000,000	Pfizer, Inc., 5.35%, 3/15/15	1,153,744

	TOTAL CORPORATE BONDS & NOTES (Cost $4,015,443) (8.2%)	4,708,665

U.S. TREASURY OBLIGATIONS (1.8%)
	U.S. TREASURY NOTES & BONDS (1.8%)
1,000,000	U.S. Treasury Notes, 1.13%, 6/30/11	1,006,562

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

September 30, 2010

Principal
Amount		Value
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,000,846) (1.8%)	$1,006,562

	TOTAL INVESTMENT SECURITIES (87.0%) (Cost $37,445,231)	49,764,763

SHORT-TERM INVESTMENTS (12.6%)
	REPURCHASE AGREEMENTS (12.6%)
$7,200,000	With Morgan Stanley, 0.18%, dated 09/30/10, due 10/01/10, delivery value $7,200,036 (collateralized by $7,200,000 U.S. Treasury Notes 1.3750%, due 05/15/13, with a value of $7,389,000)	7,200,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,200,000) (12.6%)	7,200,000

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)		$214,480

NET ASSETS (100%)		$57,179,243

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE
($57,179,243 ÷ 3,078,432 shares outstanding)		$18.57

*	Non-income producing.
ADR	American Depositary Receipt.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Statement of Assets and Liabilities at September 30, 2010 (unaudited)

Assets:
Investment securities, at value (Cost - $37,445,231)	$49,764,763
Repurchase agreement (Cost - $7,200,000)	7,200,000
Cash	171,060
Interest and dividends receivable	94,272
Receivable from adviser	17,478
Prepaid expenses	13,695
Receivable for capital shares sold	3,379
Total Assets.	57,264,647

Liabilities:
Payable for securities purchased	2
Accrued expenses:
Advisory fee	29,982
Service and distribution plan fees	6,973
Other	48,447
Total Liabilities	85,404

Net Assets	$57,179,243

Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000, outstanding 3,078,432 shares)	$3,078
Additional paid-in capital	46,943,379
Undistributed net investment income	398,893
Accumulated net realized loss on investments and foreign currency	(2,485,657)
Net unrealized appreciation of investments and foreign currency translations	12,319,550
Net Assets	$57,179,243

Net Asset Value, Offering and Redemption Price per Outstanding Share ($57,179,243 ÷ 3,078,432 shares outstanding)	$18.57

Statement of Operations for the Six Months Ended September 30, 2010 (unaudited)

Investment Income:
Interest	$248,915
Dividends (net of foreign withholding tax of $4,416)	216,724
Total Income	465,639

Expenses:
Advisory fee	183,234
Service and distribution plan fees	70,475
Auditing and legal fees	52,765
Custodian fees	27,555
Printing and postage	23,791
Registration and filing fees	19,200
Transfer agent fees	16,283
Directors’ fees and expenses	4,330
Insurance	3,788
Other	5,135
Total Expenses Before Custody Credits and Fees Waived	406,556
Less: Legal Fee Reimbursement	(33,266)
Less: Service and Distribution Plan Fees Waived	(28,190)
Less: Custody Credits	(167)
Net Expenses	344,933
Net Investment Income	120,706
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain	2,323,141
Change in Net Unrealized Appreciation/(Depreciation)	(523,292)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	1,799,849
Net Increase in Net Assets from Operations	$1,920,555

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Statement of Changes in Net Assets for the Six Months Ended September 30, 2010 (unaudited) and for the Year Ended March 31, 2010

	Six Months Ended
	September 30, 2010	Year Ended
	(unaudited)	March 31, 2010
Operations:
Net investment income	$120,706	$278,041
Net realized gain/(loss) on investments and foreign currency	2,323,141	(28,767)
Change in net unrealized appreciation/(depreciation)	(523,292)	17,658,751
Net increase in net assets from operations	1,920,555	17,908,025

Distributions to Shareholders:
Net investment income	—	(500,935)

Capital Share Transactions:
Proceeds from sale of shares	872,558	2,128,177
Proceeds from reinvestment of dividends to shareholders	—	479,768
Cost of shares redeemed	(4,566,926)	(25,004,785)
Net decrease in net assets from capital share transactions	(3,694,368)	(22,396,840)
Total Decrease in Net Assets	(1,773,813)	(4,989,750)

Net Assets:
Beginning of period	58,953,056	63,942,806
End of period	$57,179,243	$58,953,056
Undistributed net investment income, at end of period	$398,893	$278,187

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

Value Line Asset Allocation Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management, LLC (the “Adviser”), deems appropriate.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 - Inputs that are unobservable.

Value Line Asset Allocation Fund, Inc.

September 30, 2010

During the six months ended September 30, 2010, the Fund adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$38,882,951	$0	$0	$38,882,951
U.S. Government Agency Obligations	0	5,166,585	0	5,166,585
Corporate Bonds & Notes	0	4,708,665	0	4,708,665
U.S. Treasury Obligations	0	1,006,562	0	1,006,562
Short-Term Investments	0	7,200,000	0	7,200,000
Total Investments in Securities	$38,882,951	$18,081,812	$0	$56,964,763

As of September 30, 2010, there was no significant security transfer activity from Level 1 to Level 2 or from Level 2 to Level 1.

For the six months ended September 30, 2010, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements (unaudited)

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates.

The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/ depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund may own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Other: On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, Inc. (“Value Line or VLI”), the Distributor and two former directors and officers of Value Line settled a matter related to brokerage commissions charged by the Distributor to certain Value Line mutual funds (“Funds”), from 1986 through November of 2004 involving alleged misleading disclosures provided by Value Line to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. Value Line paid disgorgement, interest and penalty of $43.7 million in connection with the settlement, which amounts are expected to constitute a “Fair Fund” to be distributed to investors in the Funds who were disadvantaged by such brokerage practices. Value Line will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution.

On March 11, 2010, VLI and the Boards of Trustees/Directors of the Funds entered into an agreement pursuant to which VLI will reimburse the Funds in the aggregate amount of $917,302 for various expenses incurred by the Funds in connection with the SEC matter referred to above. The receivable for this expense reimbursement was accrued on March 11, 2010 by the applicable Funds that incurred the expenses and will be paid by VLI in twelve monthly installments commencing April 1, 2010. The Fund accrued $33,266 in expense reimbursements from VLI. In November 2010, VLI paid in full the remaining receivable balance.

Value Line Asset Allocation Fund, Inc.

September 30, 2010

On July 20, 2010, the Board of Directors of Value Line approved a transaction involving its wholly owned subsidiaries, EULAV Asset Management, LLC (“EULAV”) and EULAV Securities, Inc. (“ESI”). Completion of the transaction is subject to various conditions. If the transaction is completed, Value Line will contribute all of the outstanding stock of ESI to EULAV, EULAV will be converted to a Delaware statutory trust named EULAV Asset Management (“EAM”), Value Line will restructure its ownership of EAM so that it has no voting authority with respect to the election or removal of the trustees of EAM and retains only interests in the revenues and residual profits of EAM and EAM will grant residual profits interests to five individuals selected by the independent directors of Value Line.

Value Line has informed the Boards of Trustess/Directors of the Value Line Funds (the “Fund Board”) that, after the closing of the proposed restructuring, Value Line will no longer control EAM, which will result in the automatic termination of the Fund’s investment advisory agreements in accordance with the requirements of the Investment Company Act of 1940. On July 20, 2010, the Fund Board considered matters relevant to the proposed restructuring and approved new investment advisory agreements between the Funds and EAM to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement is also contingent upon approval by shareholders of the applicable fund. Toward this end, a special shareholder meeting for each fund has been held at which shareholders as of the record date of August 25, 2010 voted on the proposed new investment advisory agreements with EAM and to elect three persons as members of the Fund Board. In September 2010, a proxy statement describing the proposals was sent to each shareholder of record as of the record date. Shareholders who did not own shares as of the record date were not entitled to notice of, or to vote at, the special shareholder meetings.

(K) Subsequent Events: On October 26, 2010, the Fund held the special meeting described above at which the shareholders approved a new investment advisory agreement between the Fund and EAM to take effect upon the restructuring of EULAV.

2. Capital Share Transactions

Transactions in capital stock were as follows:

	Six Months Ended
	September 30,	Year Ended
	2010 (unaudited)	March 31, 2010
Shares sold	48,838	131,162
Shares issued to shareholders in reinvestment of dividends and distributions	—	27,748
Shares redeemed	(255,255)	(1,517,828)
Net decrease	(206,417)	(1,358,918)
Dividends per share from net investment income	$—	$0.1390

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements (unaudited)

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

Six Months
Ended
September 30,
2010
(unaudited)
Purchases:
U.S. Government Agency Obligations	$0
Other Investment Securities	7,109,835
Total Purchases	$7,109,835

Sales:
U.S. Government Agency Obligations	$4,000,000
Other Investment Securities	6,616,259
Total Sales	$10,616,259

4. Income Taxes

At September 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$44,645,231
Gross tax unrealized appreciation	12,858,209
Gross tax unrealized depreciation	(538,677)
Net tax unrealized appreciation on investments	$12,319,532

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $183,234 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the six months ended September 30, 2010. The fee was computed at an annual rate of 0.65% of the daily net assets during the period and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, Inc. (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the six months ended September 30, 2010, fees amounting to $70,475 before fee waivers, were accrued under the Plan. Effective February 28, 2009, the Distributor contractually agreed to waive 0.10% of the Fund’s 12b-1 fee for the period March 1, 2009 to July 31, 2010. Effective March 11, 2010, the Distributor contractually agreed to waive 0.10% of the Fund’s 12b-1 fee for the period March 1, 2010 to July 31, 2011. For the six months ended September 30, 2010, the fees waived amounted to $28,190. The Distributor has no right to recoup prior waivers.

For the six months ended September 30, 2010, the Fund’s expenses were reduced by $167 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers, employees and directors of Value Line and affiliated companies are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line Profit Sharing and Savings Plan at September 30, 2010 owned 71,765 shares of the Fund’s capital stock, representing 2.33% of the outstanding shares. In addition, the officers and director of the Fund as a group owned 594 shares, which represent less than 1% of the outstanding shares.

Value Line Asset Allocation Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

	Six Months Ended September 30, 2010 (unaudited)

			Years Ended March 31,
			2010	2009	2008	2007	2006
Net asset value, beginning of period	$17.95		$13.77	$20.31	$21.54	$22.11	$20.48
Income from investment operations:
Net investment income	0.04		0.12	0.13	0.13	0.19	0.11
Net gains or (losses) on securities (both realized and unrealized)	0.58		4.20	(6.13)	0.45	0.77	3.37
Total from investment operations	0.62		4.32	(6.00)	0.58	0.96	3.48

Less distributions:
Dividends from net investment income	—		(0.14)	(0.07)	(0.17)	(0.16)	(0.09)
Distributions from net realized gains	—		—	(0.47)	(1.64)	(1.37)	(1.76)
Total distributions	—		(0.14)	(0.54)	(1.81)	(1.53)	(1.85)
Net asset value, end of period	$18.57		$17.95	$13.77	$20.31	$21.54	$22.11
Total return	3.45	%(3)	31.40%	(29.62)%	2.18%	4.62%	17.61%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$57,179		$58,953	$63,943	$135,906	$130,214	$142,394
Ratio of expenses to average net assets(1)	1.44	%(4)	1.31%	1.19%	1.10%	1.11%	1.14%
Ratio of expenses to average net assets(2)	1.22	%(4)	1.16%	1.17%	1.09%	1.11%	1.14%
Ratio of net investment income to average net assets	0.43	%(4)	0.43%	0.49%	0.61%	0.82%	0.52%
Portfolio turnover rate	14	%(3)	30%	20%	25%	37%	45%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor and the reimbursement of a portion of the legal fees. The ratio of expenses to average net assets, net of custody credits but exclusive of the waiver of a portion of the service and distribution plan fees by the Distributor and the reimbursement of a portion of the legal fees, would have been 1.18% and 1.09% for the years ended March 31, 2009 and 2008, respectively, and would have been unchanged for the other periods shown.

(2)
Ratio reflects expenses net of the custody credit arrangement, net of the waiver of a portion of the service and distribution plan fees by the Distributor and the reimbursement of a portion of the legal fees.

(3)	Not annualized.

(4)	Annualized.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory Agreement for Value Line Asset Allocation Fund, Inc. (Unaudited)

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not interested persons of Value Line Asset Allocation Fund (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), annually to consider the investment advisory agreement (the “Agreement”) between the Fund and its investment adviser, EULAV Asset Management, LLC (the “Adviser”). As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meetings which specifically addressed the approval of the Agreement and at other meetings held during the course of the year, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional mixed-asset target allocation growth funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 17 other retail front-end load and no-load mixed-asset target allocation growth funds, as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail front-end load and no-load mixed-asset target allocation growth funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”). In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund as well as the Value Line family of funds; (b) the Fund’s current investment management staffing; and (c) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser relating to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc.1, the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”), Value Line, Inc., and two former directors and officers of Value Line, Inc. Value Line, Inc. informed the Board that it and the Adviser continue to have adequate liquid assets, and that the resolution of this matter did not have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

1 On May 6, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. No other change was made to the Distributor’s organization, including its operations and personnel.

Value Line Asset Allocation Fund, Inc.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund performed below the Lipper Index and had approximately the same performance as the Performance Universe average for the five-year and ten-year periods ended December 31, 2009. The Board also noted that the Fund outperformed the Performance Universe average and had approximately the same performance as the Lipper Index for the three-year period ended December 31, 2009. Finally, the Board noted that the Fund’s performance for the one-year period ended December 31, 2009 was below that of both the Performance Universe Average and the Lipper Index.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that, for the most recent fiscal year, the Fund’s management fee rate was less than that of the Expense Group average and more than that of the Expense Universe average. Based on these factors, the Board determined that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable.

Value Line Asset Allocation Fund, Inc.

The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.15% of the Fund’s average daily net assets for the one-year period ending July 31, 2010. The Distributor and the Board have currently agreed to extend this contractual 12b-1 fee waiver through July 31, 2011. Such waiver can not be changed without the Board’s approval during the contractual waiver period. After giving effect to this waiver, the Fund’s total expense ratio was less than that of the Expense Group average and more than that of the Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement for the coming year.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board also reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of certain actions taken during prior years. These actions included the Adviser’s reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that the Adviser and its affiliates do not manage any investment companies or other institutional accounts comparable to the Fund.

Conclusion. The Board, in light of the Adviser’s overall performance, considered it appropriate to continue to retain the Adviser as the Fund’s investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s Agreement is fair and reasonable and voted to approve the continuation of the Agreement for another year.

Value Line Asset Allocation Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Asset Allocation Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Other
		Length of	Principal Occupation	Directorships
Name, Address, and DOB	Position	Time Served	During the Past 5 Years	Held by Director
Interested Director*
Thomas T. Sarkany DOB: June 1946	Director	Since 2008	Director of Mutual Fund Marketing, Director of EULAV Securities, Inc. (the “Distributor”), Secretary of Value Line, Inc. since January 2010 and Director since February 2010.	Value Line, Inc.
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Director	Since 1996	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment adviser).	None

Value Line Asset Allocation Fund, Inc.

Management of the Fund

Other
		Length of	Principal Occupation	Directorships
Name, Address, and DOB	Position	Time Served	During the Past 5 Years	Held by Director
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Director (Chairman of Board since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director since February 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Chief Legal Officer and Director of Value Line, Inc.; Acting Chairman and Acting CEO of Value Line, Inc. since November 2009; Secretary until January 2010; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 - present)) and Senior Vice President (2004 - 2006) and President and Chief Operations Officer (2003 - 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com

Value Line Asset Allocation Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	November 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	November 29, 2010